UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2020
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Unit Award Agreement

With respect to time-vested restricted stock units (“RSUs”) which may be granted under the Ares Commercial Real Estate Corporation Amended and Restated 2012 Equity Incentive Plan (the “Plan”), the Compensation Committee of Ares Commercial Real Estate Corporation’s (the “Company”) Board of Directors approved a new form of award agreement (the “Form RSU Award Agreement”). Pursuant to the Form RSU Award Agreement, each RSU will entitle the recipient to one share of common stock of the Company (a “Share”) as soon as reasonably practicable following vesting. Each RSU award granted under the Form RSU Award Agreement will vest in installments following the grant date as specified in the Form RSU Award Agreement with respect to the particular RSU award, in each case generally subject to the recipient’s continued service with the Company or its affiliates on the vesting date, unless vesting is otherwise accelerated or continues pursuant to the terms of the Plan or the Form RSU Award Agreement. Pursuant to the Form RSU Award Agreement, dividend equivalents will be paid in respect of the Shares covered by the RSU award within 60 days after the corresponding dividend is paid to shareholders generally.

The foregoing description of the Form RSU Award Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form RSU Award Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Former Executive Forfeiture Letter

On January 1, 2020, the Company entered into a Forfeiture Letter (the “Forfeiture Letter”) with James A. Henderson, a member of the Board of Directors of the Company, in connection with his previously announced departure as Chief Executive Officer and Chief Investment Officer of the Company. Pursuant to the Forfeiture Letter, Mr. Henderson will forfeit, without compensation therefor, each award issued to him under the Plan that is outstanding and unvested as of the date of the Forfeiture Letter.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1.	Form Restricted Stock Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date: January 2, 2020	By:	/s/ Anton Feingold
Name: Anton Feingold
Title: General Counsel and Secretary